UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2017

FIRST AMERICAN FINANCIAL CORPORATION

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California	92707-5913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 250-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On August 16, 2017, the Board of Directors (the “Board”) of First American Financial Corporation (the “Company”) amended the Company’s Bylaws (the “Bylaws”) to implement proxy access and to make certain other changes as follows:

•	A new Section 2.14 has been added to the Bylaws to permit a stockholder, or group of up to 20 stockholders, owning at least 3% of the Company’s issued and outstanding stock entitled to vote generally in the election of directors continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, director nominees constituting up to 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in the Bylaws.

•	A new Section 2.9 has been added to the Bylaws to require all director nominees, in connection with being nominated, to provide the Company with completed and signed questionnaires required of the Company’s directors and make representations to the Company regarding certain matters including disclosure of third-party compensation and compliance with Company policies.

•	Section 2.8(b) was amended to change the vote required for stockholders to approve matters in limited situations where there is an additional voting standard outside the Bylaws (such as under stock exchange rules) and provide that, in those situations, the external standard will govern approval of the matter.

•	The Bylaws were also amended: (1) to reflect the possibility of dual record dates, as permitted under the Delaware General Corporation Law, which included making conforming changes to related provisions throughout the Bylaws; and (2) to expressly provide that any meeting of the stockholders can be recessed, which included updating Section 2.7 of the Bylaws and making other conforming changes throughout the Bylaws.

•	In addition, the Bylaw amendments also updated the advance notice provisions in Section 2.10 to accommodate the adoption of proxy access, to extend certain disclosure requirements to “control persons,” to include certain defined terms, to address the possibility of dual record dates for a meeting of stockholders and to make certain other minor administrative, clarifying and conforming changes.

•	Finally, the amendments also include a number of other immaterial modifications intended to update various provisions (including the forum selection provisions in Article IX and the provisions relating to the certificates of stock in Section 7.1) in light of statutory and regulatory changes and to provide clarification and consistency.

The amendments to the Bylaws were effective immediately.

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

3.1	Bylaws of First American Financial Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2017	FIRST AMERICAN FINANCIAL CORPORATION

	By:	/s/ Kenneth D. DeGiorgio
Name: Kenneth D. DeGiorgio
Title: Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Bylaws of First American Financial Corporation, as amended.